WisdomTree Brazilian Real Strategy Fund – BZF (NYSE Arca Ticker)

SUMMARY PROSPECTUS – January 1, 2015, as revised June 30, 2015

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Brazilian Real Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses*	0.45%
*	Amounts do not reflect extraordinary non-recurring proxy expenses of 0.01% incurred during the fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Brazilian currency and money market rates. Because

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the market for money market securities in Brazil generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, the Fund intends to achieve exposure to Brazilian currency markets by investing primarily in short-term U.S. money market securities and forward currency contracts and swaps. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to provide exposure equivalent to money market securities denominated in Brazilian real. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement between two parties to exchange one currency for another at a future rate. The Fund also may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. The Fund will not purchase any security with a remaining maturity of more than 397 calendar days. All U.S. money market securities acquired by the Fund will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality. The Fund does not seek to preserve capital in U.S. dollars.

The decision to secure exposure directly or indirectly will be a function of, among other things, market accessibility, credit exposure, and tax ramifications for foreign investors. If the Fund pursues direct investment, eligible investments include short-term securities issued by the Brazilian government and its agencies or instrumentalities, bank debt obligations and time deposits, bankers’ acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed securities and asset-backed securities.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is tied economically to Brazil. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus, titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors, including those described herein. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market, at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or

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sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in Brazilian real, or in securities that provide exposure to Brazilian real, currency exchange rates or interest rates denominated in Brazilian real. Changes in currency exchange rates and the relative value of the Brazilian real will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Derivatives Risk. The Fund will invest in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk, and credit risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

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Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, such as Brazil, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, cause the Fund’s returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

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Foreign Securities Risk. The Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in securities that provide exposure to such instruments. Investments in non-U.S. securities and instruments involve certain risks that may not be present with investments in U.S. securities, including the risk of loss due to foreign currency fluctuations or to political or economic instability and may be heightened in connection with investments in developing or emerging countries, such as Brazil.

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Geographic Concentration in Brazil. Because the Fund concentrates in investments providing exposure to Brazil, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds. The Brazilian economy is sensitive to fluctuations in commodity prices and commodity markets. Additionally, the Brazilian economy generally has experienced and may continue to experience high inflation rates. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue. The Brazilian government currently imposes significant taxes on the transfer of currency. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the Brazil and world economies and markets generally, each of which may negatively impact the Fund’s investments.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

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Offshore Investor Risk. The opportunity for offshore investors, such as the Fund, to access Brazilian markets can be limited due to a variety of factors including currency convertibility issues. These limitations and restrictions may adversely affect the availability, liquidity and pricing of securities in which the Fund seeks to invest. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in Brazil.

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Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

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Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations (i.e., commenced secondary market trading). The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the JP Morgan Emerging Local Markets Index Plus Brazil, a relevant broad-based securities index. Index returns do not reflect deductions

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for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s year-to-date total return as of September 30, 2014 was 3.22%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	20.20%	2Q/2009
Lowest Return	(14.50)%	3Q/2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2013

WisdomTree Brazilian Real Strategy Fund	1 Year	5 Years	Since Inception (5-14-2008)
Return Before Taxes Based on NAV	(8.13)%	6.84%	0.97%
Return After Taxes on Distributions	(8.13)%	5.14%	(0.64)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.60)%	5.65%	0.91%
JP Morgan Emerging Local Markets Index Plus Brazil (Reflects no deduction for fees, expenses or taxes)	(7.70)%	7.76%	2.18%

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as the investment adviser to the Fund. Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. in Singapore serve as the sub-advisers to the Fund.

Portfolio Managers

S. Kenneth Leech, Chief Investment Officer, has been a portfolio manager of the Fund since June 2014.

Christopher Orndorff, CFA, a portfolio manager, has been a portfolio manager of the Fund since June 2014.

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Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, Inc., and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 200,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of money market securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-BZF-SUM-0615